SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549



FORM 8-K



CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934


January 29, 1998
(Date of report)



SYNCRONYS SOFTCORP
(Exact name of registrant as specified in its charter)

Nevada                                          0-25736
(State or other jurisdiction of incorporation)	(Commission file number)

33-0653223
(I.R.S. Employer Identification No.)



13465 Beach Avenue
Marina del rey, CA 90292
(Address of principal executive offices and zip code)





(310) 823-9513
(Registrant telephone number)










This Form 8-K consists of 10 pages






                                                                Page 1 of 10


Item 5.  Other Events.

On January 15, 1999 Syncronys Softcorp filed its sixth Monthly Interim Statement and Debtor in Possession Operating Report for the period: December 1, 1998 through December 31, 1998. Reports details listed under Item 7 following this item.











                                                                Page 2 of 10
Item 7.  Financial Statements and Exhibits.

Office of the United States Trustee

In re:                 Debtor in Possession Interim Statement

Syncronys Softcorp                            Statement Number: 6
Debtor                                        For the period From:  1-Dec-98
Chapter 11 Case No: LA98-38413VZ                               To: 31-Dec-98

CASH ACTIVITY ANALYSIS (Cash Basis Only)    General        Payroll     Tax
                                            Account        Account     Account
A. Total Receipts per all Prior
             Interim Statements          $349,372.87    117,900.00      100.00
B. Less: Total Disbursements per all
                Prior statements          352,738.82    117,839.06           0
C. Beginning Balance (A less B)            (3,365.95)        60.94      100.00
D. Receipts during Current Period                  See separate sheet

TOTAL RECEIPTS THIS PERIOD:                34,616.33     12,600.00           0
E. Balance Available (C plus D)            31,250.38     12,660.94      100.00
F. Less Disbursements during Current Period
   (Attach Separate Listing if Necessary)
Date   Check No.    Payee/Purpose
                                                   See separate sheet

TOTAL DISBURSEMENTS THIS PERIOD:           23,601.40     21,474.40           0
G. Ending Balance (E less F)               $7,648.98    $(8,813.46)    $100.00

H. (1) General Account:
 (a) Depository Name and Location:   B of A Customized Accounting Services #1581
                                    345 Montgomery St., San Francisco, CA 94101
(b) Account Number: 15811 07930

(2) Payroll Account:
(a) Depository Name and Location:   B of A Customized Accounting Services #1581
                                    345 Montgomery St., San Francisco, CA 94101
(b) Account Number: 15817 07932

(3) Tax Account:
(a) Depository Name and Location:   B of A Customized Accounting Services #1581
                                    345 Montgomery St., San Francisco, CA 94101
(c) Account Number: 15817 07937

I. Other monies on hand (specify type and location) (i.e. Cert. Of Deposit) $1,015 - CD, Bank of America 9453 Culver Bl. Culver City, CA 90232

I, Alan Hart, declare under penalty of perjury that the information contained in the above Debtor in Possession Interim Statement is true and complete to the best of my knowledge.

Dated: 1/15/1999     /s/Walter D. Doyle                /s/Alan Hart
                     President / CEO                   Accountant
                     Syncronys Softcorp                Syncronys Softcorp
                     Debtor in Possession              Debtor in Possession

December 1, 1998 Through December 31, 1998 - Interim Statement

                                                         Bank Accounts
Date     Type    Description                     General      Payroll      Tax

                 Receipts

12/03/98 Deposit Secured Loan                   10,000.00
12/07/98 Deposit Misc. Sales                        85.73
12/09/98 Deposit Disgital River & Misc. Sales      775.37
12/11/98 Deposit Secured Loan                   15,000.00
12/11/98 Xfer    Transfer to Payroll Account                1,400.00
12/14/98 Xfer    Transfer to Payroll Account                9,000.00
12/16/98 Reverse Void O/S CK1002 from July 1998     50.00
12/16/98 Deposit IRS Refund - Payroll Taxes        577.12
12/23/98 Deposit Misc. Sales                        99.82
12/28/98 Deposit Disgital River On Line Sales      828.29
12/31/98 Deposit Secured Loan                    7,200.00
12/31/98 Deposit Secured Loan                               2,200.00
         Total Receipts this period             34,616.33  12,600.00
         Less Transfers between accounts                   10,400.00
         Net Deposit                            34,616.33   2,200.00

                 Disbursements

12/02/98 DR      ADP Payroll Service Fee                       36.50
12/03/98 CK1160  City of LA - Alarm Permit          31.00
12/03/98 CK1161  City of LA - Business License     110.86
12/04/98 CK1162  Dori Calderon - Last ck (net)     279.85
12/08/98 CK1163  Blue Shield - Health Insurance     92.34
12/08/98 CK1164  Budgetel Comm. Phone installer    906.58
12/08/98 CK1165  Frontier Comm. - Phone service  1,156.43
12/08/98 CK1166  Poster Compliance Service
                 Employer Posters - Office          34.35
12/08/98 CK1167  Smart & Final - A/P               408.89
12/08/98 CK1168  Southwestern Bell - Phone         130.58
12/08/98 CK1169  Viking Office Products -Office
                 Supplies                           22.97
12/08/98 CK1170  NCH - Nevada Resident Agent fee    97.00
12/08/98 CK1171  Network Solutions - Internet
                 domain fees                        70.00
12/09/98 CK1172  Jeff Bridgeford - Expense reimb.  132.37
12/11/98 Xfer    Transfer to payroll account     1,400.00
12/14/98 Xfer    Transfer to payroll account     9,000.00
12/14/98 Payroll Payroll Taxes                              1,289.63
12/15/98 Payroll Payroll Net Amount                         8,937.51
12/15/98 ED      ADP Payroll Service Fee                       36.50
12/15/98 CK1173  Ingram Gore -     consulting    1,100.00
12/16/98 CK1174  Carl Kosnar - consulting        1,500.00
12/17/98 CK1175  Alan Hart - Bonus               1,500.00
12/17/98 CK1176  Jeff Bridgeford - Bonus         1,000.00
12/17/98 CK1177  Marlene Burke - Bonus             250.00
12/17/98 CK1178  Ingram Gore - Bonus               500.00
12/18/98 CK1179  EDD - Payroll Taxes                76.19
12/18/98 CK1180  US Treasury - Payroll Taxes       223.28

12/21/98 CK1181  Bob's Cleaning Service - Office   185.00
12/21/98 CK1182  Cyberverse - Internet Service     374.80
12/21/98 CK1183  GTE California - Phone service    472.60
12/21/98 CK1184  IOS Capital - Copier Lease        223.28
12/21/98 CK1185  Kelly Services - A/P temp serv. 1,070.64
12/21/98 CK1186  Vision Service Plan - Vision Ins.  64.60
12/28/98 ED      Bank Account Analysis Fee                     74.00
12/30/98 ED      ADP Payroll Service Fee                       38.25
12/31/98 CK1187  Ingram Gore - consulting        1,100.00
12/31/98 Payroll Payroll Taxes                              2,198.49
12/31/98 Payroll Payroll Net Amount                         8,937.52

         Total Disbursement this period        $23,601.40  21,474.40
         Less transfers between accounts        10,400.00
         Net Disbursements this period          13,201.40  21,474.40      0.00

Office of the United States Trustee

In re:      Debtor in Possession Operating Report  Page 1 of 3

Syncronys Softcorp                            Report Number: 6
Debtor                                        For the period From:  1-Dec-98
Chapter 11 Case No: LA98-38413VZ                               To: 31-Dec-98
1. Profit and Loss Statement (Accrual Basis only)
A. Related to Business Operations:
Gross Sales                            $ 2,839
Less: Sales Returns and Discounts            0
      Net Sales                                   2,839
Less: Cost of Goods Sold:
Beginning Inventory at Cost             21,710
Add: Purchases
Less: Ending Inventory at Cost          21,210
      Cost of Goods Sold                            500
           Gross Profit                                      2,339
Other Operating Revenues:                             0
Less: Operating Expenses:
Officer Compensation                         0
Salaries and Wages - Other Employees    25,362
      Total Salaries and Wages                   25,362
      Employee Benefits and Pensions                381
Payroll Taxes                              493
Real Estate Taxes                            0
Federal and State Income Tax                 0
      Total Taxes                                   493
Rent and Lease Exp(Real & Personal Prop) 2,482
Interest Expense (Mortgage, Loan, etc.)      0
Insurance                                    0
Automobile Expense                           0
Utilities (Gas, Elect, Water, Phone)       220
Depreciation and Amortization              465
Repairs and Maintenance                     56
Advertising                                  0
Supplies, Office Expenses, copies, etc.)   458
Bad Debts                                    0
Miscellaneous Operating Expenses:       10,215 (see attached sheet)
      Total Operating Expenses                   40,132
            Net Gain/Loss from Business Operations         (37,793)

B. Not Related to Business Operations:
Income:
      Interest income                                 0
      Other Non-Operating Revenue (Specify)           0
      Gross Proceeds on Sale of Assets       0
      Less: Original Cost of Assets plus
            Expenses of Sale                 0
            Net Gain/Loss on Sale of Assets           0
Total Non-Operating Income                                       0
Expenses Not Related to Business Operations:
Legal and Professional Fees - Legal, BK Attorney      0
Other Non-Operating Expenses (Specify)                0
Total Non-Operating Expenses                                     0
NET INCOME/LOSS FOR PERIOD                                $(37,793)

     Syncronys Softcorp December 1998 Misc. Operating Expenses

          Bank Charges                    74
          Consultants - G&A            1,500
          Consultants - M&S            2,700
          Copier & Postage meter lease   393
          Corporate Fees                  97
          Courier                        169
          Dues and Subscriptions           0
          Misc. Marketing Expenses         0
          Misc. R&D                        0
          Moving expense                 185
          Payroll Service - fees         111
          Postage                          0
          Technical Support                0
          Telephone                    2,636
          Temporary personnel          1,796
          Web Site & Internet            554


     Total Misc. Operating Expenses  $10,215

Debtor in Possession Operating Report No: 6  Page 2 of 3

2. Aging of Accounts Payable and Accounts Receivable (exclude pre-petition accounts payable):
                               Accounts Payable	  Accounts Receivable
      Current     Under 30 Days      $9,332          $    500
      Overdue     31 - 60 Days          185             4,287
      Overdue     61 - 90 Days          155             4,979
      Overdue     91 - 120 Days           0                 0
      Overdue     Over 121 Days           0                 0
           TOTAL                     $9,672          $  9,766

3. Statement of Status of Payments to Secured Creditors and Lessors:

Creditor/Lessor  Freq. Of Payments   Amount of     Next        Post-Petition
                 Per Contract/Lease  Each Payment Payment    Payments Not Made
                 (i.e. mo., qtr.)                   Due       Number   Amount

IOS Capital      mo                  $223.28      1/31/99


4. Tax Liability:
      Gross Payroll Expense for Period:                  $25,362
      Gross Sales for Period Subject to Sales Tax:       $     0

                                Date Paid    Amount Paid   Post Petition
                                                           Taxes Owed
Federal Payroll & Withholding   12/14/98        $  848
Taxes                           12/30/98        $1,621          0
State Payroll & Withholding     12/14/98           442
Taxes                           12/30/98           577          0
State Sales & use Tax             N/A             N/A          N/A
Real Property taxes               N/A             N/A          N/A

5. Insurance Coverage:     Carrier/      Amount of    Policy    Premium Paid
                             Agent      Coverage     Exp Date Through Date

Worker's Compensation   ISU Bob Gabriel $1,000,000   10/20/99    7/15/99
Liability                 Same           2,000,000   11/20/99   11/20/99
Fire & Extended Coverage  Same              50,000   11/20/99   11/20/99
Property                  Same              50,000   11/20/99   11/20/99
Theft                     Same              50,000   11/20/99   11/20/99
Life (Beneficiary):        N/A
Vehicle                    N/A
Other (Specify):

Debtor in Possession Operating Report No: 6  Page 3 of 3

Questions:

A. Has the Debtor in Possession provided compensation to any officers, directors, shareholders, or other principals without the approval of the Office of the United States Trustee?

   : yes Explain:
 X : No

B. Has the Debtor in Possession, subsequent to the filing of the petition, made any payments on its pre-petition unsecured debt, except as has been authorized by the Court?

   : yes Explain:
 X : No

7. Statement of Unpaid Professional Fees (Post Petition Amounts Only)

Name of Professional                State Type of               Total Post
                                    Professional              Petition Amount
                                 (Attorney/Accountant, etc.)       Unpaid

Levene, Neale, Bender & Rankin       BK Attorney                   $13,671

8. Narrative Report of Significant Events and Events out of the Ordinary Course of Business: (Attach separate sheet if necessary)

N/A

9. Quarterly Fees; (This fee must be paid to the United States Trustee every calendar quarter)

Quarterly Period	Total Distribution  Quarterly	Date Amount Check	Quarterly Fee
     Ending           for Quarter        Fee    Paid  Paid   No.   Still Owing

Sept. 30, 1998      $198,968        $1,250 10/29/98 $1,250  1117       0
Dec.  31, 1998       204,986         1,250                         1,250

I, Alan Hart, declare under penalty of perjury that the information contained in the above Debtor in Possession Operating Report is true and complete to the best of my knowledge.


Dated: 1/15/1999      /s/Walter D. Doyle              /s/Alan Hart
                      President / CEO                 Accountant
                      Syncronys Softcorp 	            Syncronys Softcorp
                      Debtor in Possession            Debtor in Possession

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                      SYNCRONYS SOFTCORP
                                                      (Registrant)




Date: January 29, 1998                                By:  /S/ Walter D. Doyle
                                                      Walter D. Doyle
                                                      President/CEO